Exhibit 10.13
EXECUTION VERSION

AMENDMENT NO. 2
TO
SENIOR SECURED CREDIT FACILITY AGREEMENT
dated December 28, 2005
made among
RIGDON MARINE CORPORATION
by
DVB BANK NV,
as Underwriter, Arranger, Book Manager, Facility Agent and Security Trustee,
DVB BANK AG,
as Swap Bank,
and
and the Banks, Financial Institutions and Persons
identified on Schedule 1 to the Original Agreement, as Lenders

May 9, 2007

AMENDMENT NO. 2 SENIOR SECURED CREDIT FACILITY AGREEMENT
          THIS AMENDMENT NO. 2 TO SENIOR SECURED CREDIT FACILITY AGREEMENT (this “Amendment”) is made as of the 9TH day of May, 2007 by and among (1) RIGDON MARINE CORPORATION, a corporation incorporated under the laws of the State of Delaware (the “Borrower”), (2) the banks and financial institutions as are listed on the signature pages hereto (together with their respective successors and assigns, the “Lenders”), (3) DVB BANK AG, as swap bank (the “Swap Bank”) and (4) DVB BANK NV (“DVB”), as underwriter, arranger, book manager and facility agent for the Lenders (in such capacity, the “Facility Agent”) and security trustee for the Lenders and the Swap Bank (in such capacity, the “Security Trustee”), and amends and is supplemental to that Senior Secured Credit Facility Agreement dated as of December 28, 2005, as amended by Amendment No. 1 thereto dated as of February 28, 2006 (the “Original Agreement”) made by and among the Borrower, the Lenders, the Facility Agent and the Security Trustee.
WITNESSETH THAT:
          WHEREAS, pursuant to the Original Agreement, the Lenders made available to the Borrower a secured term loan in the principal amount of up to US$170,000,000 (the “Original Facility”) in two tranches, Tranche A Facility and Tranche B Facility, for the purposes described in Section 3.1 thereof;
          WHEREAS, the current aggregate outstanding principal of the Original Facility is US$83,120,000 and the committed but undrawn portion of the Original Facility is $75,000,000;
          WHEREAS, the Borrower, the Lenders, the Swap Bank, the Security Trustee and the Facility Agent now desire to amend the Original Agreement to reflect the change in swap bank from DVB to the Swap Bank;
          WHEREAS, Rigdon Marine Holdings, L.L.C., formerly known as Rigdon Marine, L.L.C. (“RMLLC”), has entered into agreements with the builders set forth on the attached Annex A (the “New Vessels Builders”) for the construction of eight (8) new crew boats and/or F.S.I.V.’s (the “New Vessels”), each as described in the attached Annex A;
          WHEREAS, RMLLC has agreed to assign to the Borrower the Construction Contracts for the Vessel with the New Vessels Builders;
          WHEREAS, the Borrower has requested that (1) an additional amount of up to $54,000,000 (“Tranche C”) be made available to it for the purpose of financing the acquisition of the New Vessels in an amount equal to the lesser of (a) 100% of the delivered cost of the New Vessels, as set forth on the attached Annex A or (b) 100% of the Fair Market Value of the New Vessels at delivery and (2) the Lenders amend the Original Agreement to permit the Borrower to borrow Tranche C;
          WHEREAS, the Lenders have agreed to (1) advance Tranche C to the Borrower by making a new tranche available to the Borrower pursuant to the terms and conditions hereof and (2) amend Section 9.2(j) to permit the Borrower to use corporate funds to purchase the New Vessels;
          WHEREAS, the Borrower is in the process of negotiating the terms of a subscription agreement (the “LLC Transaction”) with Bourbon Offshore Holding, SAS and Jackson Offshore LLC, a company organized and existing under the laws of the State of Louisiana (“Jackson”), to be owned 24.5% by Bourbon Offshore Holdings, SAS, 24.5% by the Borrower and 51% by Lee Jackson , for the purpose of acquiring and operating one crew boat with the objective of acquiring up to five (5) crew boats (the “Crew Boats”);
          WHEREAS, the Borrower estimates that the maximum total investment by Jackson may be approximately $35,000,000 and the Borrower anticipates that its equity contribution in the LLC Transaction may be approximately $3,000,000.00 (the “LLC Transaction Funds”), depending on the final design chosen for the Crew Boats, and on future potential acquisition of Vessels by Jackson, and the Borrower anticipates that its initial equity contribution in the LLC Transaction will be approximately $300,000.00;
          WHEREAS, the Original Agreement restricts the ability of the Borrower to (1) pay out any funds to any company or person except as set forth in Section 9.2(j) of the Original Agreement and (2) make any Restricted Payments or Restricted Investments, other than as set forth in Section 9.2(l) of the Original Agreement
          WHEREAS, the Borrower has requested that the Lenders amend the Original Agreement to permit the Borrower to enter into the LLC Transaction and to contribute, if the Borrower so chooses, the LLC Transaction Funds;
          WHEREAS, the Lenders have agreed to amend Sections 9.2(j) and 9.2(l) of the Original Agreement to permit the Borrower to enter into the LLC Transaction and to contribute, at the Borrower’s choosing, the LLC Transaction Funds in an amount not to exceed $3,000,000.00;
          WHEREAS, the Borrower has also requested that the Lenders (1) amend the definitions of “Consolidated Total Assets”, “Consolidated Net Earnings”, “Consolidated Net Worth” and “Funded Debt” in Section 1.1 of the Original Agreement to exclude the Borrower’s net exposure under Interest Rate Agreements until such time as the Borrower’s position(s) under Interest Rate Agreements are liquidated and (2) reduce the Applicable Margin by 25 basis points to 1.25% per annum;
          WHEREAS, the Lenders have agreed to (1) revise Section 1.1 of the Original Agreement to exclude the Borrower’s net exposure under Interest Rate Agreements in the definitions of “Consolidated Total Assets”, “Consolidated Net Earnings”, “Consolidated Net Worth” and “Funded Debt” until such time as the Borrower’s position(s) under Interest Rate Agreements are liquidated and (2) reduce the Applicable Margin by 25 basis points to 1.25% per annum; and
          WHEREAS, as consideration for the advancement of Tranche C and as additional security for the obligations of the Borrower with respect to the Original Facility and Tranche C, the Borrower and the Lenders have agreed (1) to amend and restate the Note to increase the amount of the Note to $224,000,000, (2) to amend the Mortgages to increase the total amount of the mortgages from $195,500,000, of which $170,000,000 comprises the Loan and $25,500,000 comprises the Swap Liabilities, to $249,500,000, (3) to amend and restate the Assignment of Earnings and Assignment of Insurances; (4) that the Borrower shall grant in favor of the Security Trustee, on behalf of the Lenders, an assignment of each of the New Vessels Builder’s warranties with respect to each of the New Vessels (the “New Vessels Builder’s Warranties Assignments”), (5) that the Borrower shall obtain the consent and agreement of the Subordinated Lender to the increase in the amount of the Facility and the acknowledgment by the Subordinated Lender that it shall have no security interest relating to the New Vessels, in form and substance satisfactory to the Lenders in their sole discretion (the “Subordinated Lender Consent”), (6) Section 9.4 of the Original Agreement, the “Asset Maintenance” clause, shall remain as provided for in the Original Agreement and (7) that all of the Vessels, including the New Vessels, shall secure the obligations of the Borrower under Original Agreement, as amended hereby, the Note and each of the Security Documents including the obligation of the Borrower to repay the amount of the Original Facility and Tranche C in full, together with accrued but unpaid interest and any other amounts owing by the Borrower to the Facility Agent, the Security Trustee or any Lender pursuant to the Agreement, the Note or any Security Document;
          NOW, THEREFORE, in consideration of the premises and such other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged by the parties, it is hereby agreed as follows:
          1. Definitions. Unless otherwise defined herein, words and expressions defined in the Original Agreement have the same meanings when used herein, including in the recitals hereto.
          2. Representations and Warranties. The Borrower hereby reaffirms, as of the date hereof, each and every representation and warranty made thereby in the Original Agreement, the Note and the other Security Documents (updated mutatis mutandis).
          3. No Defaults. The Borrower hereby represents and warrants that as of the date hereof there exists no Event of Default or any condition which, with the giving of notice or passage of time, or both, would constitute an Event of Default.
          4. Performance of Covenants. The Borrower hereby reaffirms that it has duly performed and observed the covenants and undertakings set forth in the Original Agreement, the Note and the other Security Documents, on its part to be performed, and the Borrower covenants and undertakes to continue duly to perform and observe such covenants and undertakings, as amended hereby, so long as the Original Agreement, as the same is amended hereby and may hereafter be amended or supplemented, shall remain in effect.
          5. Amendment to the Original Agreement. Subject to the terms and conditions of this Amendment, the Original Agreement is hereby amended and supplemented as follows:

(a)	all references to “this Agreement” shall be deemed to refer to the Original Agreement as amended hereby;

(b)	In each place where DVB is identified in the Original Agreement as the “swap bank”, DVB Bank AG shall be substituted in place thereof.

(c)	In each place where Rigdon Marine, L.L.C., or “RMCLLC” is referred to in the Original Agreement, Rigdon Marine Holdings, L.L.C. or “RMLLC” shall be substituted in place thereof.

(d)	Section 1.1 is hereby amended as follows:
(i)	the definition of “Applicable Margin” shall be replaced in its entirety with the following:

“means 1.25% per annum;”

(ii)	the definition of “Builder” shall be deleted and replaced in its entirety with the following:

““Builder(s)” means Bollinger Shipyards Lockport, L.L.C. or either of the New Vessels Builders as defined in this Section 1.1;”

(iii)	the definition of “Consolidated Net Earnings” shall be amended to replace the “and” prior to “(ii)” with a comma and insert at the end thereof the following:

“and (iii) the Borrower’s net exposure under Interest Rate Agreements until such time as the Borrower’s position(s) under any Interest Rate Agreements are liquidated”

(iv)	the definition of “Consolidated Net Worth” shall be amended to insert, following “GAAP” the following:

“excluding the Borrower’s net exposure under Interest Rate Agreements until such time as the Borrower’s position(s) under any Interest Rate Agreements are liquidated”

(v)	the definition of “Consolidated Total Assets” shall be amended to insert, following “Subsidiaries” and prior to “determined” the following:

”, excluding the Borrower’s net exposure under Interest Rate Agreements until such time as the Borrower’s position(s) under any Interest Rate Agreements are liquidated,”

(vi)	the definition of “Crew Boat(s)” shall be inserted as follows:

“shall mean the crew boat, or up to five crew boats, to be acquired pursuant to the LLC Transaction;”

(vii)	the definition of “Facility” shall be replaced in its entirety with the following:

“means the credit facility of up to $224,000,000, to be made available by the Lenders to the Borrower hereunder pursuant to Section 3 in three tranches in the maximum aggregate principal amount equal to the lesser of (i) with respect to Tranche A, $95,000,000 or seventy percent (70%) of the Fair Market Value of the Pre-Existing Vessels, (ii) with respect to Tranche B, $75,000,000 or seventy percent (70%) of the Fair Market Value of the GPA 654 Vessels and (iii) with respect to Tranche C, (a) $54,000,000, (b) 100% of the delivered cost of the New Vessels, as set forth on Schedule 2 hereto or (c) 100% of the Fair Market Value of the New Vessels at delivery;”

(viii)	the definition of “Funded Debt” shall be amended to replace the “and” prior to “(iii)” with a comma and insert, following the “(iii) the Subordinated Mortgage Debt” the following:

“and (iv) the Borrower’s net exposure under Interest Rate Agreements until such time as the Borrower’s position(s) under any Interest Rate Agreements are liquidated”

(ix)	the definition of “LLC Transaction” shall be inserted as follows: “shall mean that certain transaction among the Borrower, Bourbon Offshore Holdings, LLC, SAS and Lee Jackson with respect to their investments in Jackson Offshore LLC, a company organized and existing under the laws of Louisiana (“Jackson”), to be owned 24.5% by the Borrower, 24.5% by Bourbon Offshore Holdings, SAS and 51% by Lee Jackson, for the purpose of acquiring and operating the Crew Boats;”

(x)	the definition of “LLC Transaction Funds” shall be inserted as follows:

“shall mean the Borrower’s equity contribution in LLC Transaction in an amount not to exceed $3,000,000.00, provided, however, that such amount shall be invested by the Borrower on a pro rata basis with the total investments made by all investors in connection with the LLC Transaction and the total investments made by all investors with respect to each Crew Boat purchase shall be on a pro rata basis with the total investments of Jackson (as such term is used in the definition of “LLC Transaction”);”

(xi)	the definition of “Mortgages” shall be revised by inserting “, as amended,” after the word “mortgages” and before the word “on”;

(xii)	the definition of “New Vessels” shall be inserted as follows:

“means those Vessels listed on Schedule 2 under the heading New Vessels, provided, however, that the Borrower may request permission from the Lenders to substitute up to two (2) of the Vessels listed on Schedule 2, such consent of each of the Lenders to be at the sole discretion of each of the Lenders”;

(xiii)	the definition of “New Vessels Building Contract(s)” shall be inserted as follows:

“means (i) those certain Vessel Construction Contracts for the Construction of seven (7) New Vessels (Hull Numbers 83, 84, 91, 93, 94, 97 and 98) dated October 20, 2005 for Hull 83, dated April 4, 2006 for Hull 84, and dated August 22, 2006 for Hulls 91, 93, 94, 97, and 98 between C & G Boatworks, Inc. and Rigdon Marine Holdings, L.L.C. and (ii) that certain Vessel Construction Contract for the construction of one (1) New Vessel (Hull Number 314) dated November 1, 2005 between Midship Marine, Inc. and Rigdon Marine Holdings, L.L.C.;”

(xiv)	the definition of “New Vessels Builders” shall be inserted as follows:

“means each of Midship Marine, Inc. and C & G Boatworks, Inc.;”

(xv)	the definition of “New Vessels Builder’s Warranties Assignments” shall be inserted as follows:

“means the assignment(s) in respect of the post-delivery warranties and guarantees from the New Vessels Builders to the Borrower contained in the New Vessels Building Contracts, to be executed by the Borrower in favor of the Security Trustee pursuant to Section 4.2A(b) substantially in the form set out in Exhibit G;”

(xvi)	the definition of “Note” set forth in Section 1.1 shall be replaced in its entirety as follows:

“means the amended and restated promissory note executed by the Borrower to the order of the Facility Agent pursuant to Section

4.1(b), to evidence the Facility, substantially in the form set out in Exhibit A;”

(xvii)	the definition of “Tranche C” shall be inserted as follows:

“means the tranche to be made available by the Lenders to the Borrower hereunder pursuant to Section 3.1(c) in up to eight (8) advances, one per New Vessel, in the maximum aggregate principal amount of Fifty-Four Million Dollars ($54,000,000.00) but in no event shall any advance be greater than 100% of the delivered cost of the relevant New Vessel, as set forth on Schedule 2 hereto, or 100% of the Fair Market Value of the relevant New Vessel at delivery, provided, however, that the Lenders shall not be required to make an Advance of Tranche C after June 30, 2009;”

(xviii)	the definition of “Tranche C Final Payment” shall be inserted as follows:

“means the balloon payment of $28,375,772 or such other amount as may be necessary to repay Tranche C on the Tranche C Final Payment Date as a consequence of, inter alia, changed delivery dates of the New Vessels, together with accrued but unpaid interest and any other amounts owing by the Borrower to the Facility Agent, the Security Trustee or any Lender pursuant to this Credit Facility Agreement as amended hereby, the Note or any Security Document;”

(xix)	the definition of “Tranche C Final Payment Date” shall be inserted as follows:

“shall mean the date which is forty two (42) months from the final Advance of Tranche C, but in no event later than the Tranche A Final Payment Date;”
(e)	Section 3.1 shall be replaced in its entirety with the following:
“3.1	Availability. Subject to the terms and conditions hereof, each of the Lenders agrees severally and not jointly, in the proportion of its Commitment hereunder, to make the Facility available to the Borrower in three tranches as follows:
(a)	Tranche A: a term loan in an aggregate principal amount equal to the lesser of $95,000,000 or seventy percent (70%) of the Fair Market Value of the Pre-Existing Vessels, solely for the purpose of partially refinancing the Pre-existing Vessels;

(b)	Tranche B: a term loan facility in an aggregate principal amount equal to the lesser of $75,000,000 or seventy percent (70%) of the Fair Market Value of the GPA 654 Vessels, solely for the purpose of partially financing the delivery installments and acquisition costs each of the GPA 654 Vessels;

(c)	Tranche C: a term loan facility in the aggregate principal amount equal to the lesser of (i) $54,000,000, (ii) 100% of the delivered cost of the New Vessels, as set forth on Schedule 2 hereto or (iii) 100% of the Fair Market Value of the New Vessels at delivery, for the purpose of partially financing the acquisition costs of each of the New Vessels;”
(f)	Section 4.2(c) shall be amended to add “or the New Vessel” immediately following “the GPA 654 Vessel”;

(g)	Section 4 shall be amended to add a new Section 4.2A as follows:
“4.2A	Conditions Precedent to the Effectiveness of Amendment No. 2. The effectiveness of Amendment No. 2 to this Credit Facility Agreement and the obligation of the Lenders to make an Advance available to the Borrower under Tranche C shall be expressly subject to the following conditions precedent:
(a)	Note. The Borrower shall have duly executed and delivered the Note.

(b)	Additional Security Documents. The Borrower shall have duly executed and delivered to the Facility Agent:
(i)	an amendment to the Mortgage;

(ii)	an amended and restated Earnings Assignment with respect to each Vessel;

(iii)	an amended and restated Insurances Assignment with respect to each Vessel;

(iv)	the New Vessels Builder’s Warranties Assignments;

(v)	the Assignment Notices with respect to the above-indicated Insurances Assignment, Earnings Assignments and the New Vessels Builder’s Warranties Assignments;

(vi)	the Subordinated Lender Consent; and

(vii)	Uniform Commercial Code Financing Statements for filing with the State of Delaware and in such other jurisdictions as the Facility Agent may reasonably require.
(c)	New Vessels Building Contracts. The Facility Agent shall have received copies of all New Vessels Building Contracts relating to the New Vessels, and contracts with third party suppliers of material components of the New Vessels certified as true and complete by an officer of the Borrower, which contracts shall be satisfactory to the Facility Agent and its counsel;

(d)	Compliance Certificate. The Facility Agent shall have received a Compliance Certificate with respect to the most recently ended fiscal quarter; and

(e)	Legal Opinions. The Facility Agent, on behalf of the Agents and the Lenders, shall have received legal opinions addressed to the Facility Agent from (i) Lugenbuhl, Wheaton, Peck, Rankin and Hubbard, counsel for the Borrower and (ii) Seward & Kissel LLP, special counsel to the Agents and Lenders, in each case in such form as the Facility Agent may require, as well as such other legal opinions as the Facility Agent shall have required as to all or any matters under the laws of the United States of America and the State of New York.”
(h)	Section 5.1 is hereby amended as follows:
(i)	Section 5.1(a) shall be amended by deleting the “and” at the end thereof;

(ii)	Section 5.1(b) shall be amended by replacing the period at the end thereof and replacing it with “; and”; and

(iii)	Section 5.1(c) shall be inserted as follows:

“each Advance made under Tranche C shall be repaid in consecutive monthly installments, commencing on the last day of the first full month after the Drawdown Date for such Advance, each payment to be in the principal amount as set forth on Schedule 2 hereto, provided, however, that if the amount drawn down in connection with the delivery of a New Vessel is less than 100% of the delivered cost of such New Vessel, as set forth on as set forth on Schedule 2 hereto, the respective installment amount and the Tranche C Final Payment (as defined below) will be reduced pro rata. The last such monthly installment shall be made on the Tranche C Final Payment Date together with the Tranche C Final Payment (as defined below). The payment dates for each Advance of Tranche C shall be consolidated with Tranche A and Tranche B, on a per Vessel basis, at the end of the month following the final Tranche C Drawdown Date. The Borrower shall reimburse the Lenders for any and all costs or expenses incurred by any Lender in connection with any breaking of funding (as certified by such Lender, which certification shall, absent any manifest error, be conclusive and binding on the Borrower) as a consequence of such consolidation or otherwise.
(i)	Section 9.2 is hereby amended as follows:
(i)	Section 9.2(b) shall be amended by adding the following at the end thereof:

“, other than by entering into LLC Transaction”

(ii)	Section 9.2(j) shall be amended to replace the “and” prior to “(ii)” with a comma and insert, following the “other than the Facility)” the following:

“(iii) the purchase of the New Vessels and (iv) the payment of the LLC Transaction Funds in connection with the LLC Transaction;”

(iii)	Section 9.2(l) shall be revised as follows:
(a)	in the second line after “Investments”, insert “, other than the LLC Transaction or payment of the LLC Transaction Funds”; and

(b)	in the seventh line, replace the phrase “until January 31, 2008 or until such time as all of the GPA 654 Vessels” with “, the LLC Transaction or payment of the LLC Transaction Funds until July 31, 2009 or until such time as all of the GPA 654 and the New Vessels”;
(i)	Schedule 2 (Vessels) shall be amended by adding “Section C: The New Vessels”, as attached hereto in Annex A;

(j)	Exhibit A, Form of Note, shall be replaced in its entirety with Exhibit A, Form of Amended and Restated Note, as attached hereto as Exhibit A;
          6. Consent to Acquisition of the New Vessels. Subject to the satisfaction of all other conditions set forth in the Original Agreement and this Amendment and provided that no Event of Default shall have occurred and be continuing, the Lenders hereby consent to the acquisition by the Borrower of the New Vessels.
          7. LLC Transaction. Subject to the satisfaction of all other conditions set forth in the Original Agreement and this Amendment and provided that no Event of Default shall have occurred and be continuing, the Lenders hereby consent to the LLC Transaction.
          8. No Other Amendment. All other terms and conditions of the Original Agreement shall remain in full force and effect and the Original Agreement shall be read and construed as if the terms of this Amendment were included therein by way of addition or substitution, as the case may be.
          9. Other Documents. By the execution and delivery of this Amendment, the Borrower, the Lenders, the Facility Agent and the Security Trustee hereby consent and agree that all references in the other Security Documents to the Original Agreement shall be deemed to refer to the Original Agreement as amended by this Amendment. By the execution and delivery of this Amendment, the Borrower hereby consents and agrees that each of the Security Documents and any other documents that may be executed as security for the Facilities under the Original Agreement or any Security Document to which it is a party shall remain in full force and effect notwithstanding the amendments contemplated hereby.
          10. Fees.
(a)	Expenses. The Borrower agrees to pay to the Facility Agent upon the execution hereof an arrangement fee as described in that certain letter agreement dated February 6, 2007, entered into by and between the Borrower and the Facility Agent, and further agrees to pay promptly all costs and expenses (including reasonable legal fees) of the Lenders and the Facility Agent in connection with the preparation and execution of this Amendment.

(b)	Payments. All amounts payable under this Section 12 shall be made as set forth in the Original Agreement.
          11. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.
          12. Counterparts. This Amendment may be executed in as many counterparts as may be deemed necessary or convenient, and by the different parties hereto on separate counterparts each of which, when so executed, shall be deemed to be an original but all such counterparts shall constitute but one and the same agreement.
          13. Headings; Amendment. In this Amendment, section headings are inserted for convenience of reference only and shall be ignored in the interpretation of this Amendment. This Amendment cannot be amended other than by written agreement signed by the parties hereto.

          IN WITNESS WHEREOF, each of the parties hereto has executed this Amendment by its duly authorized representative on the day and year first above written.

RIGDON MARINE CORPORATION
By:	/s/ Larry T. Rigdon
	Name:	Larry T. Rigdon
	Title:	Chairman

DVB BANK NV, as Underwriter, Arranger, Book Manager, Facility Agent and Security Trustee
By:	/s/ Cornelis Overgaauw
	Name:	Cornelis Overgaauw
	Title:	S.V.P.

By:	/s/ Evan Cohen
	Name:	Evan Cohen
	Title:	S.V.P.

DVB BANK AG, as Swap Bank
By:	/s/ Cornelis Overgaauw
	Name:	Cornelis Overgaauw
	Title:	S.V.P.

By:	/s/ Evan Cohen
	Name:	Evan Cohen
	Title:	S.V.P.

The Lenders: DVB BANK NV, as Lender
By:	/s/ Cornelis Overgaauw
	Name:	Cornelis Overgaauw
	Title:	S.V.P.

By:	/s/ Evan Cohen
	Name:	Evan Cohen
	Title:	S.V.P.

NIBC BANK N.V., as Lender
By:	/s/ Dirk Kaper
	Name:	Dirk Kaper
	Title:	Associate Director

By:	/s/ Halbart Völker
	Name:	Halbart Völker
	Title:	Managing Director

THE GOVERNOR AND COMPANY OF THE BANK OF SCOTLAND, as Lender
By:	/s/ Alan Boothby
	Name:	Alan Boothby
	Title:	Director, Marine Finance

BAYERISCHE HYPO-UND VEREINSBANK AKTIENGESELLSCHAFT, as Lender
By:	/s/ Stephen Somitsch
	Name:	Stephen Somitsch
	Title:	Vice President

By:	/s/ Peter Grotheer-Isecke
	Name:	Peter Grotheer-Isecke
	Title:	Credit Analyst

ANNEX A: ADDITION TO SCHEDULE 2 TO ORIGINAL AGREEMENT
C. The New Vessels

				Estimated	Projected
		To be registered		Delivered Date	Monthly
	Hull	under	Classification	and Cost of	Repayments from
Builder	Number	Registry/Flag of	Society	Vessel	Drawdown
Midship Marine, Inc.	314	United States	ABS	April 2007	$52,996
				$6,359,500
C & G Boat Works, Inc.	83	United States	ABS	April 2007	$41,006
				$4,920,700
C & G Boat Works, Inc.	84	United States	ABS	September 2007	$63,914
				$7,669,702
C & G Boat Works, Inc.	91	United States	ABS	March 2008	$46,915
				$5,629,800
C & G Boat Works, Inc.	94	United States	ABS	July 2008	$66,437
				$7,972,393
C & G Boat Works, Inc.	93	United States	ABS	July 2008	$46,998
				$5,639,800
C & G Boat Works, Inc.	97	United States	ABS	February 2009	$65,228
				$7,827,393
C & G Boat Works, Inc.	98	United States	ABS	March	$65,478
				$7,857,393

EXHIBIT A
[INSERT FORM OF AMENDED AND RESTATED NOTE]